Exhibit 99.1

COMBINED FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

AFFORDABLE HOSPITALITY ASSOCIATES, L.P.

AND

METRO JFK ASSOCIATES, LLC

DECEMBER 31, 2005 AND 2004

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

Reznick Group, P.C. 500 East Pratt Street Suite 200 Baltimore, MD 21202-3100	Tel: (410) 783-4900 Fax: (410) 727-0460 www.reznickgroup.com Baltimore, MD 21202-3100

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Hersha Hospitality Trust, Inc.

We have audited the accompanying combined balance sheets of Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC (the Hotels) as of December 31, 2005 and 2004, and the related combined statements of operations, equity (deficit) and cash flows for the years then ended. These combined financial statements are the responsibility of the Owners’ management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Hotels as of December 31, 2005 and 2004, and the results of their operations, the changes in equity (deficit) and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

REZNICK GROUP, P.C.

Baltimore, Maryland
March 10, 2006

Atlanta	■	Baltimore	■	Bethesda	■	Charlotte	■	Chicago	■	Sacramento	■	Tysons Corner

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

COMBINED BALANCE SHEETS

December 31, 2005 and 2004

	December 31,
	2005	2004

ASSETS

INVESTMENT IN HOTEL PROPERTIES
Land	$1,650,000	$1,650,000
Building and improvements	45,051,155	24,087,820
Furniture and equipment	2,573,861	526,027
Furniture and equipment under capital lease	2,001,457	2,001,457

	51,276,473	28,265,304
Less accumulated depreciation, including amounts for furniture and equipment under capital lease of $1,143,688 and $1,429,610, respectively	5,096,289	3,375,386

Net investment in hotel properties	46,180,184	24,889,918

OTHER ASSETS
Cash	677,204	61,340
Accounts receivable	927,272	262,971
Inventory	9,541	4,528
Prepaid expenses	28,347	18,067
Real estate tax escrow	496,974	189,828
Other assets, net of accumulated amortization of $511,223 and $396,309, respectively	905,507	523,289

	$49,225,029	$25,949,941

LIABILITIES AND PARTNERS’/MEMBERS’ EQUITY (DEFICIT)

LIABILITIES
Mortgages and loans payable	$36,476,098	$18,345,848
Mortgages and loans payable - related party	11,229,853	4,353,934
Accrued interest	392,654	-
Accounts payable and accrued expenses	1,648,890	791,547
Capital lease obligation	1,119,447	1,414,384
Due to affiliates	1,346,885	1,253,249

Total liabilities	52,213,827	26,158,962

PARTNERS’/MEMBERS’ EQUITY (DEFICIT)
Partners’/members’ equity (deficit)	(2,988,798)	(209,021)

Total partners’/members’ equity (deficit)	(2,988,798)	(209,021)

	$49,225,029	$25,949,941

See notes to combined financial statements

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

COMBINED STATEMENTS OF OPERATIONS

Years ended December 31, 2005 and 2004

	December 31,
	2005	2004

Revenue
Room revenue	$12,293,525	$5,846,827
Food revenue	542,043	51,579
Telephone revenue	95,131	35,057
Other revenue	1,000,790	292,506

Total revenue	13,931,489	6,225,969

Expenses
Food	475,720	212,503
Beverage	14,277	-
Telephone	35,833	23,448
Parking	292,602	290,860
Salaries and wages	3,266,530	1,583,702
Management contract	559,656	218,592
Advertising	22,578	19,560
Utilities	482,206	251,557
Repairs and maintenance	89,057	152,713
Insurance	103,522	149,496
Real estate taxes	376,581	87,082
Other operational	865,583	409,595
General and administrative	1,826,832	635,670
Franchise fees	1,098,178	460,385
Interest expense	3,449,128	2,291,556
Ground lease	353,430	-
Depreciation	1,720,903	927,935
Amortization	114,914	108,080

Total expenses	15,147,530	7,822,734

Net loss	$(1,216,041)	$(1,596,765)

See notes to combined financial statements

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

COMBINED STATEMENTS OF EQUITY (DEFICIT)

Years ended December 31, 2005 and 2004

Balance, December 31, 2003	$1,387,744

Net loss	(1,596,765)

Balance, December 31, 2004	(209,021)

Distributions	(5,571,393)

Contributions	4,007,657

Net loss	(1,216,041)

Balance, December 31, 2005	$(2,988,798)

See notes to combined financial statements

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

COMBINED STATEMENTS OF CASH FLOWS

Years ended December 31, 2005 and 2004

	December 31,
	2005	2004

Cash flows from operating activities
Net loss	$(1,216,041)	$(1,596,765)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	1,835,817	1,036,015
(Increase) decrease in assets
Accounts receivable	(664,301)	8,946
Inventory	(5,013)	-
Prepaid expenses	(10,280)	(1,417)
Increase (decrease) in liabilities
Accounts payable and accrued expenses	857,343	367,207
Accrued interest	392,654	-

Net cash provided by (used in) operating activities	1,190,179	(186,014)

Cash flows from investing activities
Franchise fees paid	(78,450)	-
Net (deposits to) withdrawals from real estate tax escrow	(307,146)	18,892
Investment in hotel property	(1,386,996)	(129,908)
Proceeds from sale of fixed assets	-	936,049

Net cash (used in) provided by investing activities	(1,772,592)	825,033

Cash flow from financing activities
Mortgage principal payments	(14,741,759)	(1,908,965)
Proceeds from mortgages payable	12,897,928	566,093
Proceeds from notes payable affiliates	5,000,000	-
Payments under capital lease	(294,937)	(263,693)
Due to affiliates	93,636	1,222,452
Distributions to partners	(5,571,393)	-
Contributions by partners	4,007,657	-
Loan costs paid	(192,855)	-

Net cash provided by (used in) financing activities	1,198,277	(384,113)

NET INCREASE IN CASH	615,864	254,906

Cash, beginning	61,340	(193,566)

Cash, end	$677,204	$61,340

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$3,056,474	$2,291,556

Supplemental disclosure of noncash investing and financing activities
During 2005, the Owners purchased hotel property in the amount of $21,850,000 through the assumption of a mortgage in the amount of $13,850,000 and the issuance of a note payable in the amount of $8,000,000.

See notes to combined financial statements

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The combined financial statements are a combination of the balance sheets, statements of operations, partner's/members' equity (deficit) and cash flows of two entities under common ownership (Hersha Affiliates) and management (Hersha Hospitality Management, LP) (collectively the Owners). The entities combined in these financial statements consist of the following:

Entity	Hersha Affiliates Ownership Pct

Affordable Hospitality Assocaites, L.P.	100%

Metro JFK Associates, LLC	100%

The above entities owned and operated the following hotel properties, whose operations are combined in these financial statements.

Hotel Property	Date Opened	Rooms	Location

Hampton Inn Philadelphia	May, 2001	250	Philadelphia, PA

Hilton Garden Inn	February, 2005	194	JFK Airport, NY

Affordable Hospitality Associates, L.P. owned and operated the Hampton Inn, Philadelphia since its inception.

On February 1, 2005, the Hersha Affiliates obtained a 50% interest in Metro 10 Hotels, LLC, which owned and operated the Hilton Garden Inn from February 1, 2005 (date opened) through November 28, 2005. On November 28, 2005, Metro JFK Associates, LLC purchased the hotel assets from Metro 10 Hotels, LLC and operated the hotel through December 31, 2005.

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2005 and 2004

Metro 10 Hotels, LLC's operating activity is reflected in the combined statements of operations for the year ended December 31, 2005.

All intercompany transactions and balances have been eliminated in combination.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported accounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment in Hotel Properties

The hotel properties are stated at cost. Depreciation is provided for in amounts sufficient to relate the costs of depreciable assets to operations by use of accelerated methods over their estimated useful lives:

Building and improvements	7 - 39 years
Furniture and equipment	7 years

Maintenance and repairs are charged to operations as incurred. Additions and major improvements are capitalized. Upon sale or disposition, both the asset and related accumulated depreciation are relieved and the related gain or loss is included in operations.

The Owners evaluate long-lived assets for potential impairment by analyzing the operating results, trends and prospects for the properties and considering any other events and circumstances which might indicate potential impairment.

Franchise Fees

Franchise fees are amortized over the terms of the corresponding agreements using the straight-line method.

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2005 and 2004

Loan Costs

Loan costs are amortized over the terms of the corresponding agreements using the straight-line method.

Ground Lease Asset

Amounts represent the excess of the fair value of the assumed ground lease over the total cost under the remaining term of the lease. The asset is being amortized over the term of the lease using the straight-line method.

Inventories

Consist of food, beverage and hotel supplies and are stated at the lower of cost or market.

Revenue Recognition

Room and other revenue are recognized as earned.

Accounts Receivable and Bad Debts

Accounts receivable are charged to bad debt expense when they are determined to be uncollectible based upon periodic review of the accounts by management. Accounting principles generally accepted in the United States of America require that the allowance method be used to recognize bad debt expense; however, the effects of using the direct write-off method is not materially different from the results that would have been obtained under the allowance method.

Advertising Costs

Advertising costs are expensed as incurred; including costs incurred under the terms of the franchise agreements.

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2005 and 2004

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners/members on their respective income tax returns.

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2005 and 2004

NOTE 2 - OTHER ASSETS

As of December 31, 2005 and 2004 other assets consisted of the following:

	2005	2004

Franchise fees	$134,700	$56,250

Financing fees	1,056,203	863,348

Ground lease asset	225,827	-

	1,416,730	919,598
Accumulated amortization	(511,223)	(396,309)

	$905,507	$523,289

Amortization expense related to the above assets for five years following December 31, 2005 is as follows:

December 31, 2006	$108,592
2007	$108,592
2008	$49,776
2009	$20,369
2010	$20,369

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2005 and 2004

NOTE 3 - MORTGAGES AND LOANS PAYABLE

Mortgages and loans payable at December 31, 2005 and 2004 consists of the following:

	December 31,
	2005	2004

Hampton Inn Philadelphia

Mortgage payable to The Union Labor Life Insurance Company in monthly installments of principal and interest of $114,405, bearing interest at the 8.5% per annum through maturity on June 1, 2008. The loan is secured by the land and building.	$12,083,620	$12,448,356

Mortgage payable to Philadelphia Industrial Development Corporation in monthly installments of principal and interest of $65,528, bearing interest at the 7.51% per annum through maturity in September 2016. The loan is secured by the land and building.	5,542,478	5,897,492

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2005 and 2004

	December 31,
	2005	2004

Hilton Garden Inn

Mortgage to GE Capital Franchise Finance Corporation payable in monthly installments of principal and interest of $91,964, commencing January 1, 2006, bearing interest at the LIBOR rate plus 2.75% per annum (7.01 percent at December 31, 2005) through maturity in December 2010. The loan is secured by the building.	13,000,000	-

Total mortgages payable	30,626,098	18,345,848

Hilton Garden Inn

Note payable to Metro Ten Hotel, LLC, LTD bearing interest at 6% per annum through maturity in March 2006, when all outstanding principal and unpaid interest are due. The note is guaranteed by one of the members.	5,850,000	-

Total notes payable	5,850,000	-

Total mortgages and notes payable	$36,476,098	$18,345,848

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2005 and 2004

Annual principal payments on the mortgages for the five years following December 31, 2005 are as follows:

December 31, 2006	$10,981,287
2007	3,208,546
2008	3,453,193
2009	3,716,565
2010	4,000,099
Thereafter	11,116,408

$36,476,098

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2005 and 2004

NOTE 4 - MORTGAGE AND LOANS PAYABLE -RELATED PARTY

Loans payable to related parties at December 31, 2005 and 2004 consists of the following:

	December 31,
	2005	2004

Hampton Inn Philadelphia

Mortgage payable to Hersha Hospitality Trust, a related party, in monthly installments of interest only at 10% per annum through maturity on December 31, 2005. The loan is secured by the land and building.	$850,000	$-

Note payable to Shreenathji Enterprises, LTD, an affiliate of a partner, in monthly installments of interest only at 8.58% per annum at December 31, 2005 and 15% per annum at December 31, 2004. The note is unsecured and due on demand.	4,541,673	3,536,934

Note payable to Hersha United Construction, an affiliate of a partner, the note is noninterest bearing, unsecured and due on demand.	328,000	328,000

Note payable to The Stern Group, an affiliate of a partner, the note is noninterest bearing, unsecured and due on demand.	340,000	340,000

Note payable to York Hunter Carribe, an affiliate of a partner, the note is noninterest bearing, unsecured and due on demand.	149,000	149,000

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2005 and 2004

	December 31,
	2005	2004

Hilton Garden Inn

Note payable to Hersha Hospitality Trust, an affiliate of a partner, in monthly installments of interest only at 8.00% per annum. The note is unsecured and due on demand.	5,000,000	-

Note payable to Shreenathji Enterprises, LTD, an affiliate of the members, the note is noninterest bearing, unsecured and due on demand.	21,180	-

Total mortgages payable	$11,229,853	$4,353,934

Annual principal payments on the mortgages for the five years following December 31, 2005 are as follows:

December 31, 2006	$11,229,853
2007	-
2008	-
2009	-
2010	-
Thereafter	-

$11,229,853

NOTE 5 - OBLIGATIONS UNDER CAPITAL LEASE

The Hampton Inn Philadelphia has entered into an equipment lease requiring monthly payments of $34,213 through the lease term ending in 2008. Future minimum lease payments under the agreement, together with the present value of the minimum are as follows:

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2005 and 2004

December 31, 2006	$410,553
2007	410,553
2008	410,553

1,231,659
Less amount representing interest	112,212

Present value of minimum lease payments	$1,119,447

NOTE 6 - GROUND LEASE

Pursuant to the lease entered into between David Levine and Metro 10 Hotels, LLC on July 1, 2001 and its subsequent assumption by Metro JFK Associates, LLC effective September 9, 2005 with an original term of 99 years. The lease calls for a fixed monthly lease payment which increases at fixed amounts over the life of the lease. For the year ended December 31, 2005, rent expense on a straight-line basis was incurred in the amount of $353,430 which exceeded the minimum rent under the lease of $300,536, resulting in a liability of $53,074 which is included in accounts payable and accrued expenses.

The future minimum lease payments are as follows:

December 31, 2006	$388,233
2007	396,003
2008	403,923
2009	412,005
2010	420,246
Thereafter	37,906,176

$39,926,586

NOTE 7 - RELATED PARTY TRANSACTIONS

Management Fee

All the hotels are managed by Hersha Hospitality Management, LP, an affiliate of the partners/members in the hotels, pursuant to an agreement which provides for a management fee of 3% - 3.5% of gross room revenue plus certain additional fees for bookkeeping and technology fees as described in the management agreement. For the years ended 2005 and 2004 total fees of $559,656 and $218,592, respectively, were incurred, of which $504,000 and $218,592 remains payable at December 31, 2005 and 2004, respectively, and are included in accounts payable and accrued expenses.

Affordable Hospitality Associates, L.P. and Metro JFK Associates, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2005 and 2004

Due to affiliates

Affiliates of the partners/members in the hotels have advanced monies to cover certain development and operating costs of the hotel properties. The advances are non-interest bearing and due on demand. As of December 31, 2005 and 2004, the amounts owed to affiliates were $1,346,885 and $1,253,249, respectively.

NOTE 8 - FRANCHISE AGREEMENTS

Pursuant to the franchise agreements entered into between the Owners and Promus Hotel, Inc. (Hampton Inn Philadelphia) and Hilton Hotels Corporation (Hilton Garden Inn) the hotels are required to payment monthly royalty and marketing fees which collective range from 8% to 9.3% of gross revenue. During the years ended December 31, 2005 and 2004, total fees to paid to the franchisors amounted to $1,098,178 and $460,385, respectively.

NOTE 9 - SUBSEQUENT EVENT

On February 15, 2006, Hersha Hospitality Trust completed the acquisition of an eighty percent partnership interest in Affordable Hospitality Associates, LP for a purchase price of $27.9 million, including $21 million in debt and $6.9 in cash.

On February 16, 2006, Hersha Hospitality Trust completed the acquisition of substantially all of the assets of Metro JFK Associates, LLC for a purchase price of $29 million, including $13 million assumed in debt and the remainder paid for with cash on hand and borrowings under a credit line with Commerce Bank.

In connection with the purchase of the hotel properties, except as noted above, all related party mortgages and loans payable were paid in full.

NOTE 10 - CONCENTRATION OF CREDIT RISK

The Owners maintain their cash accounts with major financial institutions. The cash balances consist of checking accounts. The checking accounts are insured by the Federal Deposit Insurance Corporation up to $100,000 for each entity. As of December 31, 2005, the checking account balances exceed the federally insured limits by $206,413. The Owners have not experienced any losses with respect to bank balances in excess of government provided insurance and do not believe that a significant concentration of credit risk exists with respect to these cash balances as of December 31, 2005.